UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________________

FORM 8-K

________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

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CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 921-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

During the first quarter of 2023, Charge Enterprises, Inc. (“Charge” or the “Company”) made a voluntary change in accounting principle for its method of recognizing stock-based compensation expense from the graded vesting attribution method to the straight-line attribution method. The Company is filing this Form 8-K to recast certain information in the Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), which the Company filed on March 15, 2023, to reflect retrospective adjustments resulting from this change in accounting principle effective January 1, 2023.

Specifically, Exhibits 99.1 and 99.2, which are incorporated herein by reference, present a recast of Part II, Items 7 and 8 of the Company’s 2022 Form 10-K, which have been retrospectively adjusted to reflect the change in the accounting principle for recognizing stock-based compensation expense from the graded vesting attribution method, where an award is divided into vesting increments or tranches, to the straight-line attribution method of accounting, and provide updated Reports of Independent Registered Accounting Firms. The disclosures filed as Exhibits 99.1 and 99.2 replace the corresponding portions of the 2022 Form 10-K.

The information in this Current Report on Form 8-K is not an amendment to or restatement of Charge’s 2022 Form 10-K. Except as specifically set forth herein, no revisions have been made to the 2022 Form 10-K to update for other information, developments, or events that have occurred since our 2022 Form 10-K was filed (including, without limitation, in MD&A for any information, uncertainties, risks, events or trends occurring or known to management subsequent to the date of filing of the 2022 Form 10-K). This Current Report on Form 8-K should be read in conjunction with the 2022 Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of Seligson & Giannattasio LLP
99.1	Recast of Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2

Recast of Part II, Item 8. Financial Statements and Supplementary Data, and update of Reports of Independent Registered Public Accounting Firms (as set forth in Part IV, Item 15. Exhibits, Financial Statement Schedules)

101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase
101.PRE	Inline XBRL Taxonomy Presentation Linkbase.
101.DEF	Inline XBRL Taxonomy Definition Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated:  May 10, 2023

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller
Chief Financial Officer
Principal Financial Officer and Principal Accounting Officer

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